UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

TELANETIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51995	77-0622733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11201 SE 8th Street, Suite 200, Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 621-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on January 22, 2013, on January 18, 2013, Intermedia Holdings, Inc., a Delaware corporation (“Parent”), Sierra Merger Sub Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Telanetix, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

On May 8, 2013, Parent, Merger Sub and the Company entered into an amendment (the “Amendment”) to the Merger Agreement to make certain technical clarifications to reflect the original intent of the parties, including that the aggregate merger consideration would be increased by the proceeds of certain warrant and option exercises, if any, occurring between the date of the Merger Agreement and the closing of the Merger.

The foregoing description of the terms of the Amendment are not complete and are qualified in their entirety by reference to the Amendment, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on January 22, 2013, on January 19, 2013, the holders (the “Majority Holders”) of 4,358,942 shares of Company Common Stock, or approximately 85.1% of the outstanding shares of common stock entitled to be cast with respect to the adoption and approval of the Merger Agreement, delivered an irrevocable written consent (the “Merger Consent”) adopting and approving the Merger Agreement within the meaning of Section 251 of the DGCL and the transactions contemplated by the Merger Agreement, including, without limitation, the Merger. No further approval of the stockholders of the Company is required to approve and adopt the Merger Agreement and the transactions contemplated thereby.

On May 8, 2013, the Majority Holders delivered an irrevocable written consent adopting and approving the Merger Agreement, as amended by the Amendment, the terms of the Merger Agreement as amended by the Amendment, and the transactions and agreements contemplated thereby.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger dated as of May 8, 2013 by and among Telanetix, Inc., Parent, and Merger Sub. (X)
__________________________

(X)	Filed herewith.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

Telanetix, Inc.

Dated: May 8, 2013	By:	/s/ Paul C. Bogonis
Paul C. Bogonis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger dated as of May 8, 2013 by and among Telanetix, Inc., Parent, and Merger Sub. (X)
__________________________

(X)	Filed herewith.